.Exhibit 1.1

Form of Underwriting Agreement

28,000,000 Shares

Citadel Broadcasting Corporation

Common Stock, par value $.01 per share

UNDERWRITING AGREEMENT

, 2004

CREDIT SUISSE FIRST BOSTON LLC
GOLDMAN, SACHS & CO.
DEUTSCHE BANK SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
As Representatives of the Several Underwriters,
c/o Credit Suisse First Boston LLC,
Eleven Madison Avenue,
New York, N.Y. 10010-3629

Dear Sirs:

1.  Introductory.  Citadel Broadcasting Corporation, a Delaware corporation (“Company”), proposes to issue and sell 8,000,000 shares of its Common Stock, par value $.01 per share (“Securities”), and the stockholders listed in Schedule A hereto (“Selling Stockholders”) propose severally to sell an aggregate of 20,000,000 outstanding shares of the Securities (such 28,000,000 shares of Securities being hereinafter referred to as the “Firm Securities”). The Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 4,200,000 additional shares of its Securities (such 4,200,000 additional shares being hereinafter referred to as the “Optional Securities”). The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities”. The Company and the Selling Stockholders hereby agree with the several Underwriters named in Schedule B hereto (“Underwriters”) as follows:

2.  Representations and Warranties of the Company and the Selling Stockholders.  (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

(i)  A registration statement (No. 333-              ) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (“Commission”) and either (A) has been declared effective under the Securities Act of 1933 (“Act”) and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment.  If such registration statement (the “initial registration statement”) has been declared effective, either (A) an additional registration statement (the “additional registration statement”) relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) (“Rule 462(b)”) under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement.  If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) (“Rule 462(c)”) under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, “Effective Time” with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, “Effective Time” with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). “Effective Date” with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) (“Rule 430A(b)”) under the Act, is hereinafter referred to as the “Initial Registration Statement”. The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the “Additional Registration Statement”. The Initial Registration Statement and the Additional Registration are hereinafter referred to collectively as the “Registration Statements” and individually as a “Registration Statement”. The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) (“Rule 424(b)”) under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the “Prospectus”. No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

(ii)  If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission (“Rules and Regulations”) and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of

2

such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

(iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Effect”).

(iv) Each subsidiary of the Company has been duly incorporated or duly organized, as the case may be, and is an existing corporation or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to result in a Material Adverse Effect; all of the issued and outstanding capital stock and issued ownership interests, as the case may be, of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock and issued ownership interests, as the case may be, of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except such liens, encumbrances and defects as are described in the Prospectus or such as do not materially affect the value of such shares of capital stock or ownership interests.

(v) Neither the Company nor any its significant subsidiaries within the meaning of Rule 1-02(w) of regulation S-X of the Commission, consisting of those subsidiaries listed in Annex 2(a)(5) hereto (each a “Significant Subsidiary”), is in violation of its certificate of incorporation or by-laws; and neither the Company nor any of its Significant Subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound except where such default would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(vi)      The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities.

3

(vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(viii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

(ix) The Securities are listed on the New York Stock Exchange.

(x) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries (including, without limitation, the Federal Communications Commission (the “FCC”)) is required for the issue and sale of the Offered Securities or the consummation by the Company of the transactions contemplated by this Agreement, assuming, with respect to the consummation of the transactions herein contemplated, (i) Forstmann Little & Co. Equity Partnership – VI, L.P., Forstmann Little & Co. Equity Partnership – VII, L.P., Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership – VII, L.P. and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership – VIII, L.P. (the “FL Stockholders”) continue to hold in their own names, and exercise voting control of, securities of the Company representing a majority of the voting power of the Company, (ii) each purchaser of Offered Securities is qualified under the Communications Act of 1934, as amended (the “Communications Act”), the Telecommunications Act of 1996 (the “Telecommunications Act”) and the FCC rules to hold such Offered Securities, and (iii) not more than 25% of the aggregate capital stock of the Company is owned by foreign governments, alien individuals or entities or representatives thereof, except (A) the registration under the Act of the Offered Securities and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters and (B) the filing of a copy of this Agreement with the FCC within 30 days of the date hereof.

(xi) The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except where such conflict, breach or violation would not reasonably be expected to result in a Material Adverse Effect; or (B) result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or, to the Company’s best knowledge, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties.

(xii) This Agreement has been duly authorized, executed and delivered by the Company.

(xiii) The Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects, except such as are described in the Prospectus or such as do not materially affect the value thereof and do not materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with

4

the use made or to be made thereof by them.

(xiv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of  the Company, is imminent that might have a Material Adverse Effect.

(xv) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

(xvi) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to result in a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and, to the best of the Company’s knowledge, no such actions, suits or proceedings are threatened or contemplated.

(xvii) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(xviii) Neither the Company nor any of its Significant Subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus.

(xix)  The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Securities Exchange Act of 1934 and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

(xx) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940.

(xxi) Except as disclosed in the Prospectus, (A) the Company and its subsidiaries validly hold all material licenses, certificates, permits, consents, authorizations and approvals for the Stations (as defined below) (collectively, the “Licenses”) from governmental authorities which are necessary to the conduct of their businesses and operations in the manner and to the full extent

5

now operated or proposed to be operated as disclosed in the Prospectus; (B) such Licenses were issued and are in full force and effect and no complaint, action, litigation or other proceeding has been instituted or is pending or, to the knowledge of the Company, is threatened which in any material manner affects or questions the validity or effectiveness thereof; (C) such Licenses contain no materially burdensome conditions or restrictions not customarily imposed by the FCC on radio stations of the same class and type; (D) the operation of the radio stations identified in the table under “Our Station Portfolio” in the Prospectus under the caption “Business of Citadel” (collectively, the “Stations”), in the manner and to the full extent now operated or proposed to be operated as disclosed in the Prospectus, is in compliance with the Communications Act, the Telecommunications Act, and all orders, rules, regulations, and policies of the FCC, except for such non-compliance as would not reasonably be expected to result in a Material Adverse Effect; (E) no event has occurred which permits (nor has an event occurred which with notice or lapse of time or both would permit) the revocation or termination of any such Licenses or the imposition of any material adverse restriction or condition thereon or which might result in any other material impairment of the rights of the Company or its subsidiaries therein; (F) the Company and its subsidiaries are in compliance with all statutes, orders, rules, and policies of the FCC relating to or affecting the broadcasting operations of any of the Stations, except for such non-compliance as would not reasonably be expected to result in a Material Adverse Effect; and (G) other than with respect to the Licenses, the Company and its subsidiaries own or possess adequate licenses or other rights to use all material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information necessary to conduct their respective businesses as currently conducted in the manner described in the Prospectus (the “Company Intellectual Property”) and neither the Company nor any such subsidiary has received any written notice of infringement of the intellectual property rights of any third party with respect to the Company Intellectual Property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xxii)  The statements set forth in the Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Securities, and under the captions “Certain United States Federal Tax Considerations For Non-United States Holders,” “Description of Our Indebtedness,” “Shares Eligible for Future Sale” and “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly present in all material respects the matters referred to therein.

(b)  Each of the Selling Stockholders severally represents and warrants to, and agrees with, the several Underwriters that:

(i)  Such Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title (except for those arising under this Agreement, the Custody Agreement (as defined below) and the Power of Attorney appointing certain individuals as such Selling Stockholder’s attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statements (the “Power of Attorney”)) to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and upon payment for the Offered Securities on each Closing Date hereunder and the delivery to The Depository Trust Company (“DTC”) or its agent of the Offered Securities registered in the name of Cede & Co. or such other nominee designated by DTC, both as provided for herein, and the crediting of the Offered Securities to the Underwriter’s accounts with DTC, Cede & Co. or such other nominee designated by DTC will be a “protected purchaser” of the Offered Securities (as defined in Section 8-303 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)), the Underwriter will acquire a valid “security entitlement” (within the meaning of Section 8-501 of the UCC) to the Offered Securities, and no action based on an “adverse claim” (as defined in Section 8-102 of the UCC) may be asserted against the Underwriter with respect to such security entitlement (assuming that the Underwriter is without notice of any such adverse claim).

6

(ii)  To the extent that any statements or omissions made in a Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such preliminary prospectus and the Registration Statements did, and the Prospectus and any further amendments or supplements to the Registration Statements and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(iii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

3.  Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price of $         per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston LLC (“CSFB”) in its discretion, in order to avoid fractions) obtained by multiplying 8,000,000 Firm Securities in the case of the Company and the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto, in the case of a Selling Stockholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

Certificates in negotiable form for the Offered Securities to be sold by the Selling Stockholders hereunder have been placed in custody, for delivery under this Agreement, under the Custody Agreement made by such Selling Stockholders and EquiServe Trust Company, N.A., as custodian (“Custodian”).  Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust.  If any individual Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

The Company and the Custodian will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFB drawn to the order of the Company in the case of 8,000,000shares of Firm Securities and to the order of  [the Custodian] in the case of 20,000,000 shares of Firm Securities, at the office of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, at 9:30 A.M., New York time, on                   , 2004, or at such other time not later than seven full business days thereafter as CSFB and the Company determine, such time being herein referred to as the “First Closing Date”. For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFB requests and will be made available for checking and packaging at the above office at least

7

24 hours prior to the First Closing Date.

In addition, upon written notice from CSFB given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased   from the Company for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter’s name bears to the total number of Firm Securities (subject to adjustment by CSFB to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFB to the Company and the Selling Stockholders.

Each time for the delivery of and payment for the Optional Securities, being herein referred to as an “Optional Closing Date”, which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by CSFB but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFB drawn to the order of the Company at the above office of Sullivan & Cromwell LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFB requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office at a reasonable time in advance of such Optional Closing Date.

4.  Offering by Underwriters.  It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

5.  Certain Agreements of the Company and the Selling Stockholders. The Company agrees with the several Underwriters and the Selling Stockholders that:

(a)  If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFB, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

The Company will advise CSFB promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFB.

(b)  The Company will advise CSFB promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not

8

effect such amendment or supplementation which shall be promptly disapproved by CSFB after reasonable notice thereof; and the Company will also advise CSFB promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(c)  If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFB of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFB’s consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

(d)  As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including Rule 158). For the purpose of the preceding sentence, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter.

(e)  The Company will furnish to the Representatives copies of each Registration Statement ( one of which will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFB reasonably requests. The Prospectus shall be so furnished as soon as reasonably practicable and in no event later than 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

(f)  The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFB designates and will continue such qualifications in effect so long as required for the distribution.

(g)  For a period of 90 days after the date of the public offering of the Offered Securities, the Company will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Offered Securities, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Securities or any such substantially similar securities (other than (i) pursuant to the Company’s 2002 Long-Term Incentive Plan, as such plan may be amended from time to time (other than to increase the number of shares of Securities authorized to be issued under the plan), or upon the exercise of an option or conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement, or described in the Prospectus, (ii) matching contributions in the form of Securities to participants of, and pursuant to, the Citadel Broadcasting Company 401(k) Retirement Savings Plan (as such plan may be amended after the

9

date hereof), (iii) the issuance to the Company’s Chairman and Chief Executive Officer of warrants to purchase Securities in payment of his annual bonus as described in the Prospectus, (iv) pursuant to this Agreement or (v) the issuance of securities of the Company in exchange for the assets of, or a majority or controlling portion of the equity of, another entity in connection with the acquisition by the Company of such entity; provided, however, that, in the case of (v), (A) prior to such issuance of securities, each recipient of such securities shall have executed and delivered to the Representatives a lock-up letter substantially similar to the lock-up letter contemplated in Section 6(k), and (B) the aggregate number of shares of Securities and other securities substantially similar to the Securities (including securities convertible into or exchangeable for, or that represent the right to receive, Securities or substantially similar securities) that the Company may issue in such transactions shall not exceed 10% of the shares of Securities issued and outstanding immediately following the First Closing Date, subject to adjustments to reflect stock splits, stock dividends, reclassifications, recombinations and other similar events), without your prior written consent.

(h)  The Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Stockholders, as the case may be, under this Agreement, (i) for the fees, disbursements and expenses of the Company’s counsel, and the Company’s accountants in connection with the registration and delivery of the Offered Securities under the Act and all other fees or expenses in connection with the preparation and filing of the Registration Statements, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) for any filing fees and other expenses (including fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFB designates and the printing of memoranda relating thereto, (iii) for the filing fee incident to the review by the National Association of Securities Dealers, Inc. of the Offered Securities, (iv) for any travel expenses of the Company’s officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, (v) for any transfer taxes on the sale by the Selling Stockholders of the Offered Securities to the Underwriters, except as provided below, (vi) for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters, (vii) for all fees, disbursements and expenses of one counsel for the Selling Stockholders selected by the FL Stockholders (which counsel may be counsel to the Company), and (viii) for all other costs and expenses incident to the performance of the Company’s or the Selling Stockholders’ obligations hereunder for which provision is not otherwise made in this Section 5. In connection with clause (ii) of the preceding sentence, CSFB agrees to pay New York State stock transfer tax, and the Company agrees to reimburse CSFB for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that except as provided in this Section, Section 7 entitled “Indemnification and Contribution”, and Section 9, below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Offered Securities by them and any advertising expenses connected with any offers they may make.

(i)  Each Selling Stockholder agrees, for a period of 90 days after the date of the initial public offering of the Offered Securities, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of CSFB.

10

6.  Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

(a)  (1)  The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Deloitte & Touche LLP  substantially in the form of Annex 6(a)(1) hereto, or otherwise in form and substance satisfactory to you;

(2)  The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of KPMG LLP substantially in the form of Annex 6(a)(2) hereto, or otherwise in form and substance satisfactory to you

For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statements is subsequent to the execution and delivery of this Agreement, “Registration Statements” shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statements is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, “Registration Statements” shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) “Prospectus” shall mean the prospectus included in the Registration Statements.

(b)  If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFB. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFB.  If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of  any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

(c)  Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the

11

Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters including the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (v) or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (vi) any banking moratorium declared by U.S. Federal or New York authorities; (vii) any major disruption of settlements of securities or clearance services in the United States or (viii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

(d)  The Representatives shall have received an opinion, dated such Closing Date, of Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Company, substantially in the form of Annex 6(d) hereto, or otherwise in form and substance satisfactory to you.

(e)  The Representatives shall have received an opinion, dated such Closing Date, of Lionel Sawyer & Collins, Nevada counsel for the Company, substantially in the form of Annex 6(e) hereto, or otherwise in form and substance satisfactory to you.

(f)  The Representatives shall have received an opinion, dated such Closing Date, of Leventhal, Senter & Lerman P.L.L.C., FCC counsel for the Company, substantially in the form of Annex 6(f) hereto, or otherwise in form and substance satisfactory to you.

(g)  The Representatives shall have received an opinion, dated such Closing Date, of  Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Selling Stockholders, substantially in the form of Annex 6(g) hereto, or otherwise in form and substance satisfactory to you.

(h)  The Representatives shall have received from Sullivan & Cromwell LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(i)  The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to

12

the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in the Prospectus or as described in such certificate.

(j)  The Representatives shall have received a certificate, dated such Closing Date, from each Selling Stockholder (or in the case the Selling Stockholder is an FL Selling Stockholder, the officers of such FL Selling Stockholder) in which such Selling Stockholder or officers, as the case may be, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of such Selling Stockholder in this Agreement are true and correct; and such Selling Stockholder has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(k)  The Representatives shall have received (A) a letter, dated such Closing Date, of Deloitte & Touche LLP which meets the requirements of subsection (a)(1) of this Section and (B) a letter, dated such Closing Date, of KPMG LLP which meets the requirements of subsection (a)(2) of this Section, except in each case that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

(l)  On or prior to the date of this Agreement, the Representatives shall have received lock-up letters from each of the executive officers and directors of the Company who are not Selling Stockholders.

(m)  The Custodian shall have delivered to CSFB a letter stating that the Custodian will deliver to each Selling Stockholder a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement.

(o)  The Underwriters shall be without notice of any such adverse claim with respect to the Offered Securities offered by the Selling Stockholders; provided, however, that the Underwriters’ notice of an adverse claim with respect to any Offered Securities offered by one or more Selling Stockholders shall not limit the obligations of the several Underwriters to purchase and pay for the Offered Securities offered by any other Selling Stockholders.

The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request.  CSFB may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

7.  Indemnification and Contribution.  (a)  The Company will indemnify and hold harmless each Underwriter, its partners, members, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as

13

such in subsection (c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter.

(b) (i)  The FL Stockholders, severally in proportion to the number of Offered Securities to be sold by such FL Stockholders hereunder, will indemnify and hold harmless each Underwriter, its partners, members, directors and officers and each person who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the FL Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company (i) by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below or (ii) by any Other Selling Stockholder for use in preparation of the answers in the Registration Statements or the Prospectus to Item 7 of Form S-1; provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (b)(i) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter; and provided, further, that the liability under this subsection of each FL Stockholder shall be limited to an amount equal to the aggregate net proceeds to such FL Stockholder from the sale of Securities sold by such FL Stockholder hereunder.

(ii) Each of the Selling Stockholders other than the FL Stockholders (the “Other Selling Stockholders”), severally in proportion to the number of Offered Securities to be sold by such Other Selling Stockholders hereunder, will indemnify and hold harmless each Underwriter, its partners, members, directors and officers and each person who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information furnished in writing by or on behalf of such Other Selling Stockholder expressly for use in the Registration Statements, any preliminary prospectus, the Prospectus or any amendments or supplements thereto; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending

14

any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Other Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (b)(ii) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter; and provided, further, that the liability under this subsection of each Other Selling Stockholder shall be limited to an amount equal to the aggregate net proceeds to such Other Selling Stockholder from the sale of Securities sold by such Other Selling Stockholder hereunder.

(c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the fourth, tenth and eleventh paragraphs under the caption “Underwriting”.

(d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above.  In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such

15

indemnified party unless such (i) settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

(f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

8.  Default of Underwriters.  If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFB may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFB, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not

16

made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

9.  Survival of Certain Representations and Obligations.  The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (vi), (vii) or (viii) of Section 6(c), the Company and the Selling Stockholders will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

10.  Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention:  Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at City Center West, Suite 400, 7201 West Lake Mead Boulevard, Las Vegas, Nevada 89128, Attention: Secretary, or, if sent to the Selling Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed to [             ] at [                ]; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

11.  Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

12.  Representation.  The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFB will be binding upon all the Underwriters.  [            ] will act for the Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by [                 ] will be binding upon all the Selling Stockholders.

13.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

14.  Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

17

If the foregoing is in accordance with the Representatives’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

Very truly yours,

FORSTMANN LITTLE & CO. EQUITY
PARTNERSHIP – VI, L.P.

FORSTMANN LITTLE & CO. EQUITY
PARTNERSHIP – VII, L.P.

FORSTMANN LITTLE & CO. SUBORDINATED DEBT
AND EQUITY MANAGEMENT BUYOUT
PARTNERSHIP – VII, L.P.

FORSTMANN LITTLE & CO. SUBORDINATED DEBT AND
EQUITY MANAGEMENT BUYOUT
PARTNERSHIP – VIII, L.P.

By

[OTHER SELLING STOCKHOLDERS]

By

CITADEL BROADCASTING CORPORATION

By

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON LLC
GOLDMAN, SACHS & CO.
DEUTSCHE BANK SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

Acting on behalf of themselves and as the Representatives of the several Underwriters.

By CREDIT SUISSE FIRST BOSTON LLC

By

18

SCHEDULE A

SELLING STOCKHOLDERS

Number of Firm Securities to be Sold
FL Stockholder
Forstmann Little & Co. Equity Partnership – VI, L.P.
Forstmann Little & Co. Equity Partnership – VII, L.P.

Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership – VII, L.P.

Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership – VIII, L.P.

Other Selling Stockholders

Total	20,000,000

SCHEDULE B

Underwriter	Number of Firm Securities to be Purchased

CREDIT SUISSE FIRST BOSTON LLC
GOLDMAN, SACHS & CO.
DEUTSCHE BANK SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Total	28,000,000

Annex 2(a)(v)

Significant Subsidiaries

Citadel Communications Corporation (Nevada corporation)

Citadel Broadcasting Company (Nevada corporation)

Annex 6(a)(1)

Pursuant to Section 6(a)(1) of the Underwriting Agreement, Deloitte & Touche LLP shall furnish letters to the Representatives confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

(i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

(ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 100, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

(iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

(A)  the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

(B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

(C) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated net broadcasting revenue and in the total or per share amounts of consolidated net income;

except in all cases set forth in clause (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company’s accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

Annex 6(a)(2)

Pursuant to Section 6(a)(2) of the Underwriting Agreement, KPMG LLP shall furnish letters to the Representatives confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

(i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and

(ii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company’s accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

Annex 6(d)

Form of Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP,

Counsel for the Company

                    , 2004

CREDIT SUISSE FIRST BOSTON LLC

GOLDMAN, SACHS & CO.

DEUTSCHE BANK SECURITIES INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH

                              INCORPORATED,

As representatives of the several Underwriters
named in Schedule B thereto,

c/o Credit Suisse First Boston LLC,

Eleven Madison Avenue,

New York, N.Y. 10010-3629

Ladies and Gentlemen:

We have acted as special counsel to Citadel Broadcasting Corporation, a Delaware corporation (the “Company”), in connection with the underwritten public offering of up to 32,200,000 shares, including shares covered by an over-allotment option (the “Shares”) of the Company’s common stock, par value $.01 per share (the “Common Stock”).  This opinion is delivered to you at the Company’s request pursuant to Section 6(d) of the Underwriting Agreement, dated                 , 2004 (the “Underwriting Agreement”), among the Company, the Selling Stockholders named in Schedule A thereto and Credit Suisse First Boston LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule B thereto.  All capitalized terms used herein that are defined in, or by reference in, the Underwriting Agreement have the meanings assigned to such terms therein, or by reference therein, unless otherwise defined herein.  With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on our part except to the extent otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

In connection with this opinion, we have (i) investigated such questions of law, (ii) examined originals or certified, conformed or reproduction copies of such agreements, instruments, documents and records of the Company, such certificates of public officials and such other documents and (iii) received such information from officers and representatives of the Company and others as we have deemed necessary or appropriate for the purposes of this opinion.

In all such examinations, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of original and certified documents and the conformity to original or certified documents of all copies submitted to us as conformed or reproduction copies.  As to various questions of fact relevant to the opinions expressed herein, we have relied upon, and assume the accuracy of, representations and warranties contained in the Underwriting Agreement and certificates and oral or written statements and other information of or from public officials, officers or representatives of the Company and others, including, but not limited to, the certificate of the Company’s principal financial officer attached hereto as Exhibit A (the “CFO Certificate”), and assume compliance on the part of all parties to the Underwriting Agreement with the covenants and agreements contained therein.

With respect to the opinions expressed in paragraphs 9 and 10 below, (i) our opinions are limited to our review of only those laws and regulations that, in our experience, are normally applicable to transactions of the type contemplated in the Underwriting Agreement, and (ii) we have relied on the oral advice of the Staff of the Securities and Exchange Commission (the “Commission”) that the Commission has issued orders declaring the registration under the Securities Act of the Shares and the registration under the Exchange Act of the Common Stock effective on                   , 2004.

With respect to the opinions expressed in (a) the first sentence of paragraph 1 and (b) paragraph 8 below, we have relied solely upon certificates of public officials or upon confirmation via facsimile provided by Lexis Nexis Document Solutions, and accordingly, such opinions speak only as of the respective dates of such certificates or as of the time of the confirmation received via facsimile.

With respect to the opinion expressed in paragraph 3 below, our qualification by “knowledge” is intended to indicate that those attorneys in this firm responsible for preparing this opinion, after consultation with such other attorneys in the firm as they considered appropriate, do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of such statement and have not reviewed any public files or court dockets.

Based upon the foregoing, and subject to the limitations, qualifications and assumptions set forth herein, we are of the opinion that:

1.                                       The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.  The Company has corporate power and authority to own its properties and conduct its business as described in the Prospectus;

2.                                       The statements in the Prospectus under the captions “Description of Our Indebtedness,” “Shares Eligible for Future Sale,” “Certain United States Federal Tax Considerations for Non-United States Holders” and “Underwriting”, insofar as they constitute summaries of legal matters or documents referred to therein, fairly summarize in all material respects the matters referred to therein;

3.                                       We do not know of any legal or governmental proceedings pending to which the Company is a party that are required to be described in the Registration Statement or the Prospectus and are not so described;

4.                                       The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be required to register as, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

5.                                       The Registration Statement and the Prospectus (except for financial statements, notes, schedules and other financial data included therein as to which we need not express any opinion), as of their respective effective or filing dates, appeared on their face to be responsive as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder;

6.                                       The Underwriting Agreement has been duly authorized, executed and delivered by the Company;

7.                                       The Company’s authorized capital stock is as set forth in the Prospectus under the caption “Capitalization.”  The outstanding shares of Common Stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly authorized and validly issued, are fully paid and nonassessable and the description thereof contained in the Prospectus under the caption “Description of Capital Stock,” to the extent that such information constitutes matters of law or summaries of legal matters or documents, has been reviewed by us and is correct in all material respects;

8.                                       The Company’s subsidiary, Citadel Broadcasting Company, is duly qualified to do business as a foreign corporation and is in good standing in the jurisdictions identified on Exhibit B to this opinion;

9.                                       The execution and delivery by the Company of the Underwriting Agreement, the performance by the Company of its obligations thereunder and the issue and sale of the Shares (i) do not contravene any provision of the certificate of incorporation or the by-laws of the Company and (ii) do not violate (A) any present law, or present regulation of any governmental agency or authority, of the State of

New York or the United States of America (other than the FCC, for which we express no opinion), or the State of Delaware under the Delaware General Corporation Law, known by us to be applicable to the Company or its property or (B) any agreement or any court decree or order binding upon the Company or its property (this opinion being limited (x) to those agreements, decrees or orders, if any, that have been listed in the CFO Certificate of the Company furnished to us and (y) in that we express no opinion with respect to any violation not readily ascertainable from the face of any such agreement or court decree or order, or arising under or based upon any cross-default provision insofar as it relates to a default under an agreement or court decree or order not so listed, or arising under or based upon any covenant of a financial or numerical nature or requiring computation); and

10.                                 No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body (other than the FCC, for which we express no opinion) is required under any United States federal or New York State statute or any provision of the Delaware General Corporation Law known to us to be applicable to the Company for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by the Underwriting Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

In the course of the preparation by the Company of the Registration Statement and the Prospectus, we participated in conferences with certain of the officers and representatives of, and the independent public accountants for, the Company.  Given the limitations inherent in the role of outside counsel, the independent verification of factual matters and the character of determinations involved in the registration process, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, as amended, or the Prospectus.  Subject to the foregoing and on the basis of the information we gained in the course of the performance of the services referred to above, including information obtained from officers and other representatives of, and the independent public accountants for, the Company, no facts have come to our attention that cause us to believe that the Registration Statement, at the time the Registration Statement became effective or on the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date, and as of the date and time of the delivery of this letter, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  In each case, however, we express no view or belief with respect to (i) financial statements, notes or schedules thereto included in the Registration Statement or the Prospectus or (ii) other financial data included in the Registration Statement or the Prospectus.

The opinions set forth above are subject to the following qualifications:

A.                                   With respect to the opinion expressed in paragraph 9 above we have made no independent investigation as to whether the agreements, instruments and orders identified to us in the CFO Certificate, which are governed by the laws of any jurisdiction other than the State of New York, will be enforced as written under the laws of such jurisdiction.

B.                                     The opinions expressed above are subject to the effect of, and we express no opinions herein as to, the application of the securities or Blue Sky laws of any state of the United States.

The opinions expressed herein are limited to the laws of the United States of America and the laws of the State of New York and, to the extent relevant, the General Corporation Law of the State of Delaware, each as currently in effect, and no opinion is expressed with respect to any other laws or any effect that such other laws may have on the opinions expressed herein.  The opinions expressed herein are limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein.  The opinions expressed herein are given as of the date hereof, and we undertake no obligation to supplement this letter if any applicable laws change after the date hereof or if we become aware of any facts that might change the opinions expressed herein or for any other reason.

The opinions expressed herein are solely for your benefit in connection with the Underwriting Agreement and may not be relied on in any manner or for any purpose by any other person or entity (including by any person that acquires Shares from you) and may not be quoted in whole or in part without our prior written consent.  In addition, this letter and its benefits are not assignable without our prior written consent to any person that acquires Shares from you.

Very truly yours,

FRIED, FRANK, HARRIS, SHRIVER & JACOBSON LLP

Annex 6(e)

Form of Opinion of Lionel Sawyer & Collins,

Nevada Counsel for the Company

                , 2004

CREDIT SUISSE FIRST BOSTON LLC

GOLDMAN, SACHS & CO.

DEUTSCHE BANK SECURITIES INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH

                              INCORPORATED,

As representatives of the several Underwriters
named in Schedule B thereto,

c/o Credit Suisse First Boston LLC,

Eleven Madison Avenue,

New York, N.Y. 10010-3629

Ladies and Gentlemen:

You have requested our opinion as special Nevada counsel for Citadel Broadcasting Company, a Nevada corporation, Citadel Communications Corporation, a Nevada corporation (collectively, the “Nevada Corporations”), and Aviation I, LLC, a Nevada limited-liability company (“Aviation”, and collectively with the Nevada Corporations, the “Nevada Subsidiaries”), in connection with the underwritten public offering of up to 32,200,000 shares, including shares covered by an over-allotment option (the “Shares”) of common stock of Citadel Broadcasting Corporation, a Delaware corporation (the “Company”).  This opinion is being delivered to you at the Company’s request pursuant to Section 6(e) of the Underwriting Agreement dated             , 2004 (the “Underwriting Agreement”), among the Company, the Selling Stockholders named in Schedule A thereto and Credit Suisse First Boston LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule B thereto. Capitalized terms not defined herein shall have the meaning given to them in the Underwriting Agreement.

As used herein, the phrase “to the best of our knowledge” means to our Actual Knowledge as Actual Knowledge is defined in the Legal Opinion Accord of the ABA Section of Business Law (1991).

We have examined originals or copies of each of the documents listed below:

1.                                       Certificates of Corporate Existence of the Nevada Subsidiaries from the Nevada Secretary of State dated                 , 2004;

2.                                       The articles of incorporation of the Nevada Corporations and the articles of organization of Aviation (collectively, the “Articles”), as certified by the Nevada Secretary of State on                 , 2004;

3.                                       The Bylaws of the Nevada Corporations (collectively, the “Bylaws”), certified as of the date hereof by the Secretary of each Nevada Corporation;

4.                                       The operating agreement of Aviation (the “Operating Agreement”), certified as of the date hereof by the Secretary of Aviation;

5.                                       The minutes of the meetings of the board of directors of the Nevada Corporations from the date of incorporation to the present;

6.                                       The actions by written consent of the member of Aviation from the date of organization to the present;

7.                                       The stock ledgers and ownership interest ledger, as the case may be, of the Nevada Subsidiaries certified by the Secretary of each Nevada Subsidiary;

8.                                       The Underwriting Agreement; and

9.                                       The Company’s registration statement on Form S-1 (File No. 333-              ), as amended (the “Registration Statement”), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

We have examined originals or copies of such other corporate and limited liability company records and certificates of corporate and limited liability company officers and public officials as we have deemed necessary or advisable for purposes of this Opinion Letter.  We have relied upon the certificates of all public officials and corporate and limited liability company officers, including, but not limited to, the certificate of the Secretary of each Nevada Subsidiary, attached hereto as Exhibit A (the “Secretary’s Certificate”), with respect to the accuracy of all factual matters contained therein.

We have not reviewed, and express no opinion as to, any instrument or agreement referred to or incorporated by reference in the documents referenced above.

We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to originals of all copies of all documents submitted to us.  We disclaim liability as an expert under the securities laws of the United States or any other jurisdiction.  Nothing herein shall be deemed an opinion as to the laws of any jurisdiction other than the State of Nevada.

Based upon the foregoing, and subject to the following, it is our opinion that:

1.                                       The Nevada Corporations are corporations, duly incorporated, validly existing and in good standing under the laws of the State of Nevada.  The issued shares of capital stock of each of the Nevada Corporations have been duly authorized and validly issued, are fully paid and nonassessable and the Company is the owner of record of all of the common stock of Citadel Communications Corporation, which company is the owner of record of all the issued shares of common stock of Citadel Broadcasting Company and, to the best of our knowledge, there are no security interests, liens, encumbrances, equities or other claims against any such stock, except such security interests, liens, encumbrances, equities or other claims as are described in the Registration Statement or such as do not materially affect the value of such shares of capital stock.

2.                                       Aviation is a limited-liability company, duly organized, validly existing and in good standing under the laws of the State of Nevada.  The issued ownership interests of Aviation have been duly authorized and validly issued, are fully paid and nonassessable and Citadel Broadcasting Company is the owner of record of all of the ownership interests of Aviation and, to the best of our knowledge, there are no security interests, liens, encumbrances, equities or other claims against any such ownership interests, except such security interests, liens, encumbrances, equities or other claims as are described in the Registration Statement or such as do not materially affect the value of such ownership interests.

3.                                       The Nevada Subsidiaries have the corporate power or limited liability company power, as the case may be, to own or lease their respective properties and conduct their respective businesses as, and to the extent, described in the Registration Statement.

4.                                       To the best of our knowledge, no legal proceedings in Nevada state courts or the United States District Court for the District of Nevada or proceedings brought by the State of Nevada or any agency thereof are pending to which the Company or any of the Nevada Subsidiaries are a party or to which the property of the Company or any of the Nevada Subsidiaries is subject.

5.                                       The issuance, offering and sale of the Shares to the Underwriters by the Company pursuant to the Underwriting Agreement, the compliance by the Company with the other provisions of the Underwriting Agreement, and the consummation of the other transactions contemplated therein do not (A) require the consent, approval, authorization, registration or qualification of or with any Nevada governmental authority, except such as have been obtained or may be required under state securities or blue sky laws, (B) conflict with or result in a breach or violation of any of the terms and provisions of (i) the Articles of any of the Nevada Subsidiaries, (ii) the Bylaws of either of the Nevada Corporations, (iii) the Operating Agreement of Aviation or (iv) any Nevada statute or regulation, or (C) to the best of our knowledge, conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease, or other agreement or instrument or any judgment, decree, order, rule or regulation of any Nevada court, Nevada governmental authority or Nevada arbitrator applicable to any of the Nevada Subsidiaries.

6.                                       To the best of our knowledge, none of the Nevada Subsidiaries is in violation of its Articles or, in the case of either of the Nevada Corporations, its Bylaws or, in the case of Aviation, the Operating Agreement or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, or lease or agreement or other instrument to which it is a party or by which it or any of its properties may be bound.

We express no opinion concerning any securities law or rule.  This Opinion Letter is intended solely for use in connection with the registration and offering of the Shares as described in the Underwriting Agreement, and it may not be relied upon for any other purpose, or reproduced or filed publicly, without the written consent of this firm; provided, however, we hereby consent to the reliance by Fried, Frank, Harris, Shriver & Jacobson LLP on this Opinion Letter in giving their opinions in connection with the registration and offering of the Shares.

Very truly yours,

LIONEL SAWYER & COLLINS

Annex 6(f)

Form of Opinion of Leventhal, Senter & Lerman P.L.L.C.,

FCC Counsel for the Company

                , 2004

CREDIT SUISSE FIRST BOSTON LLC

GOLDMAN, SACHS & CO.

DEUTSCHE BANK SECURITIES INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH

                              INCORPORATED,

As representatives of the several Underwriters
named in Schedule B thereto,

c/o Credit Suisse First Boston LLC,

Eleven Madison Avenue,

New York, N.Y. 10010-3629

Ladies and Gentlemen:

We have acted as special communications counsel to Citadel Broadcasting Corporation, a Delaware corporation (the “Company”), in connection with the underwritten public offering of up to 32,200,000 shares, including shares covered by an over-allotment option, of the Company’s common stock, par value $.01 per shares (the “Shares”).  We have been asked by the Company to render this opinion pursuant to Section 6(f) to the Underwriting Agreement (the “Underwriting Agreement”) dated             , 2004, among the Company, the Selling Stockholders named in Schedule A thereto and Credit Suisse First Boston LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule B thereto (the “Underwriters”).

We have examined a copy of the Underwriting Agreement, the Registration Statement, as amended (the “Registration Statement”), dated                 , 2004, including the statements of the Company (the “FCC Statements”) in the Registration Statement under the captions “Risk Factors – If we cannot renew our FCC licenses, our business will be impaired,” “Risk Factors – We could experience delays in expanding our business, be prevented from making acquisitions or be required to divest radio stations due to antitrust laws and other legislative and regulatory considerations,” “Business of Citadel – Competition,” and “Federal Regulation of Radio Broadcasting,” and have also received such information from officers and representatives of the Company and others as we have deemed necessary or appropriate for the purpose of this opinion.  We have also examined the data records in the Federal Communications Commission (“FCC”) Media Bureau’s Consolidated Database System for the radio stations listed on Exhibit A attached hereto (the “Stations”) that were available to us on                 , 2004.  With respect to the matters set forth in numbered paragraph 4, we requested information from the staff of the FCC’s Enforcement Bureau, Investigations and Hearing Division, and Media Bureau, Policy Division (Political Office) on                 , 2004, and we received oral information from the staff in response to our request on                 , 2004 and                 , 2004.  We have examined the FCC’s data records and made requests to the FCC staff for information only with respect to the Stations’ main station FCC licenses (the “FCC Licenses”), and we have not examined any FCC records related to any other licenses, permits or authorizations which may be used in connection with the Stations.  In such examinations and in rendering the opinions set forth herein, we have assumed the genuineness of all signatures, the authenticity of all documents, and the completeness of the FCC public files made available to us.  We call to your attention that records of the FCC that are public as a matter of law – for example, under the federal Freedom of Information Act – may not be contained in the public files of the FCC that we examined in connection with this opinion.  Furthermore, there may be records of matters pending at the FCC that are not available for inspection by the public as a matter of law.

With respect to factual matters, we have relied solely upon the FCC file review described above, information communicated to us orally by the FCC staff in response to the request described above, and the representations and warranties set forth in the Underwriting Agreement.  We have undertaken no independent review thereof and no other investigation or inquiry.  All references herein to our “knowledge” mean the actual conscious awareness of facts by the attorneys in our firm working on this transaction without any investigation or inquiry except as expressly described herein.  No interference as to our knowledge of the existence or absence of any facts should be drawn from our serving as special communications counsel to the Company.

The opinions rendered herein are limited to matters arising under the Communications Act of 1934, as amended, and the published rules, regulations and policies promulgated by the FCC thereunder (collectively, the “Communications Laws”).  We express no opinion concerning any other laws.

Based on the foregoing, and subject to the assumptions, qualifications and exceptions contained herein, it our opinion that:

1.                                       The issuance and sale of the Shares by the Company in accordance with the Underwriting Agreement does not require FCC approval assuming that, in connection therewith:  (i) no individual or entity will acquire an attributable interest (as defined by the FCC) in the Company that requires any such consent or approval; and (ii) not more than 25% of the capital stock of the Company will be owned by alien individuals or entities, or representatives thereof.

2.                                       The execution and delivery by the Company of the Underwriting Agreement and the issuance and sale of the Shares by the Company in accordance with the Underwriting Agreement does not constitute a violation by the Company of the Communications Laws assuming that, in connection therewith:  (i) no individual or entity will acquire an attributable interest or a meaningful nonattributable interest (as defined by the FCC) in the Company that violates the Communications Laws; and (ii) not more that 25% of the capital stock of the Company will be owned by alien individuals or entitites, or representatives thereof.

3.                                       The FCC Licenses listed on Exhibit A attached hereto are held by Citadel Broadcasting Company (the “Licensee”).  Such FCC Licenses are in full force and effect.

4.                                       To our knowledge, except for those disclosed in the Underwriting Agreement or in the Registration Statement, and except for those affecting the radio broadcasting industry generally, there are no proceedings pending or threatened in writing under the Communications Laws against the Company, its subsidiaries, the Licensee or the Stations by or before any court having jurisdiction of matters under the Communications Laws which seek the revocation, non-renewal, or material adverse modification of any of the FCC Licenses.  Without limiting the other qualifications set forth herein, we point out to you that we have not searched the docket of any court.

5.                                       The FCC Statements, insofar as they constitute summaries of the Communications Laws, are accurate and fairly present the material aspects of such laws as are applicable to the Company’s activities.

As used herein, the term “full force and effect” means that to our knowledge (a) the orders issuing the FCC Licenses have become effective; (b) no stay of effectiveness of such orders has been issued by the FCC; and (c) the FCC Licenses have not been invalidated by any subsequent published FCC action.

This letter is solely for your information in connection with the Underwriting Agreement and may not relied upon for any other purpose.  This letter may not be relied upon by any other person or entity, quoted in whole or in part, otherwise referred to in any document, or, except as required by applicable law, filed with any government agency or other entity or person.  This letter is limited to the matters set forth herein, and no opinion may be inferred or implied beyond the matters expressly stated

hereon.  This letter is limited to matters as of the date hereof and we specifically disclaim all responsibility to advise you of matters that hereafter come to our attention or otherwise arise that affect the opinions set forth herein.

Very truly yours,

Leventhal, Senter & Lerman P.L.L.C.

Annex 6(g)

Form of Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP,

Counsel for the Selling Stockholders

                        , 2004

CREDIT SUISSE FIRST BOSTON LLC

GOLDMAN, SACHS & CO.

DEUTSCHE BANK SECURITIES INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH

                              INCORPORATED,

As representatives of the several Underwriters
named in Schedule B thereto,

c/o Credit Suisse First Boston LLC,

Eleven Madison Avenue,

New York, N.Y. 10010-3629

Ladies and Gentlemen:

We are acting as special counsel to Forstmann Little & Co. Equity Partnership-VI, L.P., a Delaware limited partnership (“Equity-VI”), Forstmann Little & Co. Equity Partnership-VII, L.P., a Delaware limited partnership (“Equity-VII”), Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VII, L.P., a Delaware limited partnership (“MBO-VII”) and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VIII, L.P., a Delaware limited partnership (“MBO-VIII” and, together with Equity-VI, Equity VII and MBO-VII, the “FL Selling Stockholders”), and the other selling stockholders listed in Schedule II to the Underwriting Agreement (as hereinafter defined) (the “Other Selling Stockholders” and, together with the FL Selling Stockholders, the “Selling Stockholders”) in connection with the underwritten public offering of up to 32,200,000 shares, including shares covered by an over-allotment option (the “Shares”).  Of the Shares, up to 12,200,000 shares of Common Stock are being sold by the Company and 20,000,000 shares of Common Stock are being sold by the Selling Stockholders. This opinion is delivered to you at the request of the Selling Stockholders pursuant to Section 6(g) of the Underwriting Agreement, dated                 , 2004 (the “Underwriting Agreement”), among the Company, the Selling Stockholders, Credit Suisse First Boston LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule I thereto.  All capitalized terms used herein that are defined in, or by reference in, the Underwriting Agreement have the meanings assigned to such terms therein or by reference therein, unless otherwise defined herein.  With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on our part except to the extent otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of such assumptions or items relied upon.

In connection with this opinion, we have (i) investigated such questions of law, (ii) examined originals or certified, conformed or reproduction copies of such agreements, instruments, documents and records of the Company, such certificates of public officials and such other documents and (iii) received such information from officers and representatives of the Company, the Selling Stockholders and others, in each case as we have deemed necessary or appropriate for the purposes of this opinion, including, without limitation (i) a power of attorney (each, a “Power of Attorney” and collectively, the “Powers of Attorney”), executed and delivered by each of the Selling Stockholders, (ii) a custody agreement (each, a “Custody Agreement” and collectively, the “Custody Agreements”) between each of the Selling Stockholders and Equiserve Trust Company, N.A., as custodian (the “Custodian”), and (iii) the Underwriting Agreement.  We have examined only such documents as were supplied to us by the Company and the Selling Stockholders.

In all such examinations, we have assumed the genuineness of all signatures, the authenticity of original and certified documents and the conformity to original or certified documents of all copies submitted to us as conformed or reproduction copies.  We have also assumed that all natural persons executing documents have the legal capacity to execute and deliver those documents and that all trustees executing documents on behalf of a trust have the power and authority to do so.  We have further assumed for purposes of the opinions expressed herein that the Custodian has the power to enter into and perform the Custody Agreements and that each such Custody Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding obligation of, the Custodian.  We have assumed that the Custody Agreement and the Power of Attorney of each Selling Stockholder has been duly authorized by each such Selling Stockholder.  As to various questions of fact relevant to the opinions expressed herein, we have relied upon, and assume the accuracy of, the representations and warranties of each of the Selling Stockholders contained in the Powers of Attorney and the Custody Agreements and the Company and the Selling Stockholders in the Underwriting Agreement, and certificates and oral or written statements and other information of or from public officials, officers or representatives of the Company, the Selling Stockholders and others, including, but not limited to, the statements made in the certificates of a general partner of each FL Selling Stockholder attached hereto as Annex A (the “General Partner’s Certificate”), and assume compliance on the part of all parties to the Custody Agreements and the Underwriting Agreement with the covenants and agreements contained therein.

With respect to the opinion expressed in paragraph 2 below, (i) our opinion is limited to our review of only those laws and regulations that, in our experience, are normally applicable to transactions of the type contemplated in the Underwriting Agreement, and (ii) we have relied on the oral advice of the Staff of the Securities and Exchange Commission (the “Commission”) that the Commission has issued an order declaring the registration under the Act of the Shares effective on                       , 2004.

Based upon the foregoing, and subject to the limitations, qualifications and assumptions set forth herein, we are of the opinion that:

1.                                       The Underwriting Agreement has been duly authorized by or on behalf of each of the FL Stockholders and has been duly executed and delivered by or on behalf of each of the Selling Stockholders;

2.                                       The execution and delivery by each FL Selling Stockholder of, and the performance by such FL Selling Stockholder of its obligations under, the Underwriting Agreement, the Custody Agreement and the Power of Attorney will not contravene any provision of applicable law of the State of New York, the Delaware Revised Uniform Limited Partnership Act, as amended, and the federal laws of the United States, or the partnership agreement of such FL Selling Stockholder, or, to the best of our knowledge, any agreement or other instrument identified to us in the General Partner’s Certificate, binding upon such FL Selling Stockholder or, to the best of our knowledge, any judgment, order or decree identified to us in the General Partner’s Certificate, of any governmental body, agency or court having jurisdiction over such FL Selling Stockholder, and no consent, approval, authorization or order of any New York, Delaware or federal governmental body or agency is required for the performance by such FL Selling Stockholder of its obligations under the Underwriting Agreement, except those that have been made or obtained, and such consents, approvals, authorizations, registrations or qualifications as may be required by the securities or Blue Sky laws of the various states or the rules, regulations or interpretations of the National Association of Securities Dealers in connection with the offer and sale of the Shares;

3.                                       The Custody Agreement and the Power of Attorney of each Selling Stockholder have been duly executed and delivered by such Selling Stockholder and are valid and binding agreements of such Selling Stockholder in accordance with their terms; and

4.                                       Upon payment for the Offered Securities and the delivery to DTC of such Offered Securities registered in the name of Cede & Co. or such other nominee designated by DTC, both as provided for herein, and the crediting of such Offered Securities to the Underwriter’s account with DTC, the Underwriter will acquire a valid security entitlement with respect to the Offered Securities, and no action based on an adverse claim may be asserted against the Underwriter with respect to such security entitlement (assuming that the Underwriter is without notice of any such adverse claim).

The opinions set forth above are subject to the following qualifications:

A.                                   With respect to the opinion expressed in paragraph 2 above: (i) we have made no independent investigation as to whether the agreements, instruments and orders identified to us in the General Partner’s Certificate, which are governed by the laws of any jurisdiction other than the State of New York, will be enforced as written under the laws of such jurisdiction; and (ii) we express no opinion with respect to any conflict with or any breach or violation of, or default under, any agreement or other instrument not readily ascertainable from the face of such agreement or instrument, or arising under or based upon any cross-default provisions insofar as such conflict, breach, violation or default relates to a default under an agreement not identified to us in the General Partner’s Certificate or such violation arises under or is based upon any covenant of a financial or numerical nature or which requires arithmetic computation.

B.                                     We express no opinion as to:

(i)                                     the legality, validity, binding effect or enforceability of any provision of the Custody Agreements or the Powers of Attorney relating to indemnification, contribution or exculpation;

(ii)                                  the legality, validity, binding effect or enforceability of any provision of the Custody Agreements or the Powers of Attorney related to (I) forum selection or submission to jurisdiction (including, without limitation, any waiver of any objection to venue in any court or of any objection that a court is an inconvenient forum) to the extent that the legality, validity, binding effect or enforceability of any such provision is to be determined by any court other than a court of the State of New York, or (II) choice of governing law to the extent that the legality, validity, binding effect or enforceability of any such provision is to be determined by any court other than a court of the State of New York or a federal district court sitting in the State of New York, in each case, applying the choice of law principles of the State of New York; and

(iii)                               the enforceability of any provision of the Custody Agreements or the Powers of Attorney specifying that provisions thereof may be waived only in writing, to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created that modifies any provision of the Custody Agreements or the Powers of Attorney.

C.                                     Our opinions are subject to (i) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and other similar laws affecting creditors’ rights and remedies generally and (ii) general principles of equity, including, without limitation, standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity.

D.                                    The opinions expressed above are subject to the effect of, and we express no opinions herein as to, the application of the securities or Blue Sky laws of any state of the United States.

The opinions expressed herein are limited to the laws of the United States of America and the laws of the State of New York and, to the extent relevant, the General Corporation Law of the State of Delaware and the Delaware Revised Uniform Limited Partnership Act, each as currently in effect.  The opinion expressed in paragraph 4 above is limited solely to (and terms are used therein as defined in) Article 8 of the Uniform Commercial Code as currently in effect in the State of New York.  We express no opinion regarding (1) the effect of any rule adopted by a clearing corporation governing the rights and obligations among such clearing corporation and the participants in such clearing corporation, (2) the effect of a bankruptcy, insolvency, receivership, conservatorship or similar event with respect to a securities intermediary, or (3) the nature or extent of any securities intermediary’s right, title or interest in or to any of the assets underlying the security entitlements.  The opinions expressed herein are given as of the date hereof, and we undertake no obligation to supplement this letter if any applicable laws change after the date hereof or if we become aware of any facts that might change the opinions expressed herein or for any other reason.

The opinions expressed herein are solely for your benefit in connection with the Underwriting Agreement and may not be relied on in any manner or for any purpose by any other person or entity (including by any person that acquires Securities from you) and may not be quoted in whole or in part without our prior written consent.  In addition, this letter and its benefits are not assignable, without our prior approval, to any person that acquires Securities from you.

Very truly yours,

FRIED, FRANK, HARRIS, SHRIVER & JACOBSON LLP